FINANCIAL INCOME, NET - Schedule of financial income, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Schedule of financial expenses, net [Abstract]
Bank fees	$ (9)	$ (8)
Interest income	98	190
Exchange rate differences	3	(3)
Total financial income, net	$ 92	$ 179